SECOND AMENDMENT TO
REAL ESTATE PURCHASE CONTRACT

This Second Amendment to Real Estate Purchase Contract (“Amendment”) is effective as of December ____, 2011, and is entered into by and among:  SOUTH PADRE ISLAND DEVELOPMENT, LLC, a Delaware limited liability company (herein “Seller”); PRIME FINANCIAL L.L.C., an Oklahoma limited liability company, or its assigns (herein “Buyer”); LANDMARK LAND COMPANY, INC., a Delaware corporation (“Landmark”); GERALD G. BARTON, an individual (“Barton”); and JACK E. GOLSEN, an individual (“Golsen”).

WHEREAS, Seller, Buyer, Landmark, Barton and Golsen executed a Real Estate Purchase Contract (“Contract”) on four tracts of land in Cameron County, Texas associated with Seller’s and Landmark’s development of residential and commercial real property in Cameron County, Texas of which the Land is a part;

WHEREAS, effective as of October 21, 2011, Seller, Buyer, Landmark, Barton and Golsen, executed a First Amendment to Real Estate Purchase Contract; and

WHEREAS, Seller, Buyer, Landmark, Barton and Golsen now desire to amend the Contract in certain other respects.

NOW THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Seller and Buyer agree as follows:

1. Reference in Section 4.2 of the Contract, as amended, to December 21, 2011, is changed to January 27, 2012.

2. Except as provided in this Amendment, all other terms and conditions of the Contract remain in full force and effect.

IN WITNESS WHEREOF, the parties have executed this Amendment on the separate signature pages attached as a part hereof.

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[Signature page to Second Amendment to Real Estate Purchase Contract]

“Seller”:	SOUTH PADRE ISLAND DEVELOPMENT, LLC, a Delaware limited liability company

By:  /s/ W.W. Vaughan
Name:  W. W. Vaughan
Title:  Vice President

Date of Execution: December 16, 2011

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[Signature page to Second Amendment to Real Estate Purchase Contract]

“Buyer”:	PRIME FINANCIAL, L.L.C. an Oklahoma limited liability company

By: /s/ David R. Goss
Name:  David R. Goss
Title:  Vice President

Date of Execution: December 17, 2011

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[Signature page to Second Amendment to Real Estate Purchase Contract]

“Landmark”:	LANDMARK LAND COMPANY, INC., a Delaware corporation

By: /s/ W.W. Vaughan
Name:  W.W. Vaughan
Title: President

Date of Execution: December 16, 2011

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[Signature page to Second Amendment to Real Estate Purchase Contract]

“Barton”: /s/ Gerald G. Barton
Gerald G. Barton, an individual

Date of Execution: December 19, 2011

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[Signature page to Second Amendment to Real Estate Purchase Contract]

“Golsen”: /s/ Jack E. Golsen
Jack E. Golsen, an individual

Date of Execution: December 17, 2011

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